                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party Other Than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Sec. 240.14a-12

                       BRILLIANT TECHNOLOGIES CORPORATION
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check The Appropriate Box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.  Title of each class of securities to which transaction applies: N/A
2.  Aggregate number of securities to which transaction applies: N/A
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
4.  Proposed maximum aggregate value of transaction: N/A
5.  Total fee paid: N/A

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount Previously Paid: N/A

2.  Form, Schedule or Registration Statement No.: N/A

3.  Filing Party: N/A

4.  Date Filed: N/A

                       BRILLIANT TECHNOLOGIES CORPORATION
                          211 MADISON AVENUE, APT. 28B
                              NEW YORK, N.Y. 10016


                                 March 13, 2007

Dear Stockholder:

      You are cordially invited to attend the Special Meeting of Stockholders of Brilliant Technologies Corporation ("BLLN") on Monday, April 23, 2007, 10 a.m., at the Ritz Carlton, 7 Raffles Avenue, Singapore.

      Please vote on all the proposals listed in the enclosed Notice of Special Meeting of Stockholders. The enclosed Proxy Statement, which we urge you to read carefully, describes each of the proposals in detail. The Board of Directors unanimously supports such proposals and recommends that you vote in favor of each such proposal.

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE RESPECTFULLY URGE YOU TO PROMPTLY VOTE YOUR SHARES IN ONE OF THE FOLLOWING WAYS:

      o MARK, SIGN, DATE AND PROMPTLY RETURN your enclosed proxy card in the postage-paid envelope;

      o     USE THE TOLL-FREE TELEPHONE NUMBER shown on your proxy card; or

      o VISIT THE WEBSITE address shown on your proxy card to vote through the Internet.


      Thank you.


                                                Sincerely,

                                                /s/ Allan Klepfisz
                                                ------------------
                                                Allan Klepfisz
                                                Chief Executive Officer

                       BRILLIANT TECHNOLOGIES CORPORATION
                          211 MADISON AVENUE, APT. 28B
                              NEW YORK, N.Y. 10016


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 23, 2007

      Brilliant Technologies Corporation, a Delaware corporation ("BLLN"), will hold its Special Meeting of Stockholders on Monday, April 23, 2007 at 10 a.m., at the Ritz Carlton, 7 Raffles Avenue, Singapore, for the following purposes, all as more fully described in the attached Proxy Statement:

1. To approve an amendment to the certificate of incorporation of BLLN to increase the total authorized shares of common stock from 800,000,000 shares to 1,500,000,000 shares; and

2. To approve the postponement or adjournment of the Special Meeting of Stockholders, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the amendment to BLLN's certificate of incorporation.

      The Board of Directors has fixed the close of business on March 13, 2007, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting of Stockholders or any adjournment or postponement thereof.


                                        By Order of the Board of Directors

                                        /s/ Allan Klepfisz
                                        ------------------
                                        Allan Klepfisz
                                        Chief Executive Officer

                               TABLE OF CONTENTS


SPECIAL MEETING                                                                1
APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
      TO INCREASE THE TOTAL AUTHORIZED SHARES OF COMMON STOCK                  3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT                 6
STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING                              7


EXHIBIT A  CERTIFICATE OF AMENDMENT                                          A-1

                       BRILLIANT TECHNOLOGIES CORPORATION
                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 23, 2007.

This proxy statement and the accompanying proxy card are being furnished to the holders of the voting securities of Brilliant Technologies Corporation, a Delaware corporation ("we" or "us"), in connection with the solicitation of proxies by our Board of Directors for use in voting at the special meeting of stockholders to be held at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders, and any and all adjournments or postponements to this meeting. This proxy statement and the accompanying proxy card are first being mailed or delivered to the holders of our voting securities on or about March 23, 2007.

                                 SPECIAL MEETING

DATE, TIME AND PLACE. The special meeting is scheduled to be held at the Ritz Carlton, 7 Raffles Avenue, Singapore on Monday, April 23, 2007, at 10:00 a.m. local time.

PURPOSE OF THE SPECIAL MEETING. At the special meeting, our stockholders will be asked to consider and vote upon each of the following matters:

1. To approve an amendment to our certificate of incorporation to increase the total authorized shares of our common stock from 800,000,000 shares to 1,500,000,000 shares; and

2. To approve the postponement or adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the amendment to our certificate of incorporation.

RECORD DATE AND SHARES OUTSTANDING. Stockholders of record who owned shares of our common stock at the close of business on March 13, 2007 (the "Record Date") are entitled to notice of and to vote at the special meeting. As of the Record Date, 612,041,139 shares of our common stock were issued and outstanding. The closing price of our common stock on the OTC Bulletin Board on the Record Date was $0.045 per share.

QUORUM. The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the special meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. If a quorum is not present at the scheduled time of the special meeting, the stockholders who are represented may adjourn the special meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken.

HOW VOTES ARE COUNTED. Each share of our common stock outstanding on the Record Date will be entitled to one (1) vote on each matter submitted to a vote of the stockholders. Cumulative voting by stockholders is not permitted.

REQUIRED VOTE. A vote of the holders of a majority of the issued and outstanding shares of our common stock is required to amend our certificate of incorporation. Abstentions and broker "non-votes" will have the effect of a vote "Against" such proposal. A majority of the votes present and entitled to vote by the holders of our common stock is required to approve the postponement or adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the amendment to our certificate of incorporation. Abstentions will have the effect of a vote "Against" such proposal, and broker "non-votes", although counted for purposes of determining a quorum, will have the effect of a vote neither for nor against such proposal.

REVOCABILITY AND VOTING OF PROXIES. Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the special meeting or at the special meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

      o by writing a letter delivered to our Chief Executive Officer, Allan Klepfisz, c/o Brilliant Technologies Corporation, 211 Madison Avenue, Apt. 28B, New York, N.Y. 10016 stating that the proxy is revoked;
      o     by submitting another proxy with a later date; or
      o     by attending the special meeting and voting in person.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the special meeting, you must bring to the special meeting a proxy, executed in your favor, from the holder of record.

PROXIES AND VOTING PROCEDURES. Shares of our common stock represented by properly executed proxies will be voted at the special meeting in accordance with the instructions indicated on the proxies, unless the proxies have been revoked. If you return a properly executed proxy without specific voting instructions, your shares of common stock will be voted by the proxy holders FOR the proposals set forth herein. If any other matters are properly presented at the special meeting for consideration, the persons named in the enclosed form of proxy will have the discretion to vote on those matters in accordance with their own judgment to the same extent as the person signing the proxy would be entitled to vote. We do not presently anticipate any other business will be presented for vote at the special meeting.

All of our stockholders may vote by mail. Registered stockholders who own their shares in their own name and most beneficial stockholders who own shares through a bank or broker also may vote by telephone or Internet. If one of these options is available to you, we strongly encourage you to use it because it is faster and less costly. Please have your proxy card in hand when calling or going online. To vote by mail, please sign, date and mail your proxy card in the envelope provided.

LIST OF STOCKHOLDERS. A list of stockholders entitled to vote at the special meeting will be available at the special meeting and for ten days prior to the special meeting during regular business hours at our chief executive offices located at 211 Madison Avenue, Apt. 28B, New York, N.Y.

COST OF THIS PROXY SOLICITATION. We will pay the costs relating to this proxy statement, the proxy and the special meeting. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies. They will not receive any additional compensation for the solicitation.


          APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO
              INCREASE THE TOTAL AUTHORIZED SHARES OF COMMON STOCK

GENERAL

Our Board of Directors has proposed to amend our certificate of incorporation (the "Certificate of Amendment") for the purpose of increasing the number of authorized shares of our common stock from eight hundred million (800,000,000) shares to One Billion Five Hundred Million (1,500,000,000) shares. A copy of the proposed Certificate of Amendment is attached as Appendix A to this proxy statement. If the Certificate of Amendment is approved at the special meeting, we intend to promptly file the Certificate of Amendment with the Delaware Secretary of State.

As of the Record Date, there were 612,041,139 shares of our common stock issued and outstanding.

The additional shares of our common stock for which authorization is sought herein would be part of our existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of our common stock presently outstanding. Holders of our common stock are entitled to receive such dividends as our Board of Directors may declare from time to time out of funds legally available for the payment of dividends. In the event of a liquidation, dissolution or winding up of us, the holders of our common stock are entitled to share ratably in all assets distributed. Holders of our common stock have no redemption, preemptive or other subscription rights and are not subject to further calls or assessments.

PURPOSE FOR THE INCREASE IN THE AUTHORIZED COMMON STOCK

      CONVERTIBLE DEBENTURES

We have issued convertible debentures that are convertible at a conversion rate equal to the lesser of $0.07 (subject to adjustment for subsequent lower price issuances by us and other customary events including stock splits, reverse stock splits, dividends of our common stock and spin-offs) and 75% of the average of the 10 or 5, as the case may be, lowest closing bid prices of our common stock for the 30 trading days immediately preceding the applicable date of conversion. Accordingly, the conversion price may fluctuate with the market price of our common stock and the number of shares we would be required to issue would increase, perhaps substantially, while the market price of our common stock trades below $0.09. Also, since such conversion price has no lower limit (ie a "floorless" conversion feature), the market price of our common stock could decline to a level requiring us to issue more shares than are currently authorized under our certificate of incorporation resulting in a default under such convertible debentures. We have not currently reached such level but our Board of Directors believes that increasing the number of authorized shares of our common stock will provide us with additional shares to avoid any such default if the market price of our common stock declined below such level.

      ISSUANCES SUBJECT TO CERTIFICATE OF AMENDMENT

Given the low market price of our common stock and the "floorless" conversion feature of our convertible debentures which could cause us to issue more shares than are currently authorized under our certificate of incorporation as described above, our Board of Directors has issued warrants to purchase shares of our common stock and debentures convertible into shares of our common stock with such exercise or conversion subject to the filing of the Certificate of Incorporation Amendment with the Secretary of State of Delaware. In addition we have agreed to issue shares of our common stock subject to the filing of the Certificate of Incorporation Amendment with the Secretary of State of Delaware. In connection with our acquisition of LTDnetwork, Inc. ("LTDN") on December 14, 2004, we issued to the stockholders of LTDN shares of our Series A Convertible Preferred Stock and warrants to purchase shares of our Series A Convertible Preferred Stock. Such shares of Series A Convertible Preferred Stock were automatically converted into shares of our common stock on September 27, 2005. Such warrants are exercisable at approximately $0.04 per share and were to expire on June 18, 2006 but our Board of Directors determined to extend the exercise period of such warrants such that the exercise period will begin on the date (the "Certificate of Incorporation Amendment Filing Date") of the filing of the Certificate of Incorporation Amendment with the Secretary of State of Delaware and will terminate (i) with respect to 25% of such warrants, at 5:00 p.m. on the 60th day following the Certificate of Incorporation Amendment Filing Date, (ii) with respect to 25% of such warrants, at 5:00 p.m. on the 90th day following the Certificate of Incorporation Amendment Filing Date, (iii) with respect to 25% of such warrants, at 5:00 p.m. on the 120th day following Certificate of Incorporation Amendment Filing Date and (iv) with respect to 25% of such warrants, at 5:00 p.m. on the 150th day following the Certificate of Incorporation Amendment Filing Date. 112,761,409 of such warrants are currently outstanding. In connection with certain financings, we issued warrants to purchase 66,857,143 shares of our common stock, in each case at $0.07 per share, 18,000,000 shares of our common stock at $0.13 per share and 18,000,000 shares of our common stock at $0.36 per share. Such warrants are exercisable following the Certificate of Incorporation Amendment Filing Date. In connection with the extension of the maturity date of certain loans we agreed to issue to the lenders 12,200,000 shares of our common stock following the Certificate of Incorporation Amendment Filing Date. In connection with a settlement with one of our former employees, we agreed to issue to such former employee 9,417,334 shares of our common stock following the Certificate of Incorporation Amendment Filing Date and we issued to such former employee warrants exercisable following the Certificate of Incorporation Amendment Filing Date to purchase 4,285,715 shares of our common stock at $0.07 per share and a $300,000 convertible debenture convertible following the Certificate of Incorporation Amendment Filing Date at a conversion rate equal to the lesser of $0.07 (subject to adjustment for subsequent lower price issuances by us and other customary events including stock splits, reverse stock splits, dividends of our common stock and spin-offs) and 75% of the average of the 10 lowest closing bid prices of our common stock for the 30 trading days immediately preceding the applicable date of conversion. Prior to the special meeting, we may issue additional securities exercisable or convertible into shares of our common stock that will only be exercisable or convertible following the Certificate of Incorporation Amendment Filing Date. In addition, prior to the special meeting we may agree to issue shares of our common stock subject to the filing of the Certificate of Amendment.

      INCREASED FLEXIBILITY

Our Board of Directors believes that increasing the number of authorized shares of our common stock would provide us with increased flexibility in the future to issue shares of our common stock in connection with issuances to fund our operations, to fund acquisitions, to meet future financing needs, to allow for additional option grants and for other corporate purposes. In addition, having additional shares of our common stock available will give us the ability to issue shares of our common stock without the expense and delay of a special meeting of our stockholders. Except as otherwise required by applicable law, authorized but unissued shares of our common stock may be issued from time to time, for such purpose and for such consideration as our Board of Directors may determine to be appropriate, without further authorization by stockholders. Any issuance of additional shares of our common stock would increase the number of outstanding shares of our common stock and the percentage ownership of existing stockholders would be diluted accordingly.

EFFECTS OF THE INCREASE IN THE AUTHORIZED COMMON STOCK

Although our Board of Directors will authorize the issuance of additional shares of our common stock only when it considers doing so to be in our best interests, the additional issuance of shares of our common stock may, among other things, have a dilutive effect on the holders of our common stock. The increase in the authorized number shares of our common stock also could be viewed as having anti-takeover effects and could be used by our management to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management, including transactions favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares over the then current market prices or benefit in some other manner. While our Board of Directors has no current plans to do so, shares of our common stock could be issued in various transactions that would make a change of control more difficult or costly and, therefore, less likely. For example shares of our common stock could be privately sold to purchasers favorable to our Board of Directors in opposing a change of control or to dilute the stock ownership of a person seeking to obtain control.

STOCKHOLDER APPROVAL OF CERTIFICATE OF AMENDMENT

A vote of the holders of a majority of the issued and outstanding shares of our common stock is necessary to amend our certificate of incorporation as contemplated by this proposal. Abstentions and broker "non-votes" will have the effect of a vote "Against" this proposal.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

Our Board of Directors unanimously recommends a vote "FOR" the approval of the Certificate of Amendment. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the Certificate of Amendment.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 13, 2007 as to each person who is known to us to be the beneficial owner of more than 5% of our common stock (giving effect to all warrants and options exercisable within 60 days) and as to the security and percentage ownership of each of our named executive officers and directors and all of our officers and directors as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.

--------------------------------- ---------------------- ------------------
                                      Common Stock          Percent of
Name of Beneficial Owner            Beneficially Owned     Common Stock
--------------------------------- ---------------------- ------------------
Allan Klepfisz                            523,811                *
211 Madison Avenue
Apt #28B
New York, NY
--------------------------------- ---------------------- ------------------
James Samuelson (1)                      7,694,847              1.2%
139 North Bay Front
Balboa Island, CA
--------------------------------- ---------------------- ------------------
Chai Ong (2)                             4,820,452               *
c/o LTDnetwork, Inc.
Level 11 Atrium Tower
459 Collins Street
Melbourne, Victoria
Australia
--------------------------------- ---------------------- ------------------
Arie Baalbergen (3)                      3,680,734               *
c/o LTDnetwork, Inc.
Level 11 Atrium Tower
459 Collins Street
Melbourne, Victoria
Australia
--------------------------------- ---------------------- ------------------
All Officers and Directors as a
group (4 persons)
                                        16,719,844              2.6%
--------------------------------- ---------------------- ------------------

* Less than 1%.
(1) Includes options to purchase 1,037,777 shares of our common stock and 667,000 shares of our common stock owed to Mr. Samuelson for performance goals met in 2005.
(2) Includes warrants to purchase 1,481,200 shares of our common stock. Also includes 190,400 shares of our common stock and warrants to purchase 480,800 shares of our common stock held by Mr. Ong's wife.
(3) Includes warrants to purchase 313,200 shares of our common stock.


                          STOCKHOLDER PROPOSALS FOR THE
                               2007 ANNUAL MEETING

A stockholder who wishes to submit a proposal pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 for inclusion in our proxy statement for our 2007 annual meeting must submit the same to us on or before May 30, 2007, and must otherwise comply with the requirements of such Rule 14-8.

A stockholder who wishes to nominate a person for election as a director or propose other business at an special meeting must also comply with the procedures specified in our by-laws. Under our by-laws, no nominations of individuals for election as directors or other business may be brought before our annual meeting except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of our Board of Directors or by a stockholder entitled to vote who has delivered written notice to us (containing certain information contained in our by-laws) not less than 90 or more than 120 days prior to the first anniversary of the preceding year's annual meeting. In the event that the date of the annual meeting is more than 30 calendar days before or more than 60 calendar days after such anniversary date, notice by a stockholder to be timely must be so delivered not earlier than the close of business on the 120th calendar day prior to such annual meeting but not later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the calendar day on which public announcement of the date of such meeting is first made by us.

All stockholder proposals should be marked for the attention of our Chief Executive Officer, Allan Klepfisz, c/o Brilliant Technologies Corporation, 211 Madison Avenue, Apt. 28B, New York, N.Y. 10016


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Allan Klepfisz
                                        ------------------
                                        Allan Klepfisz
                                        Chief Executive Officer

New York, NY
March 13, 2007

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                                       TO

                        THE CERTIFICATE OF INCORPORATION

                                       OF

                       BRILLIANT TECHNOLOGIES CORPORATION

               ---------------------------------------------------

                         Pursuant to Section 242 of the
                General Corporation Law of the State of Delaware

               ---------------------------------------------------




      BRILLIANT TECHNOLOGIES CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

      FIRST: Article FOURTH(a) of the Certificate of Incorporation of the Corporation is hereby amended and restated to read as follows:

      "FOURTH: (a) The total number of shares of capital stock which the Corporation shall have authority to issue is One Billion Five Hundred Million (1,500,000,000) shares of which One Billion Four Hundred Ninety Nine Million (1,499,000,000) shares shall be designated as common stock with par value one hundredth of one cent ($0.0001) per share and One Million (1,000,000) shares shall be designated as preferred stock with a par value of one tenth of one cent ($0.001) per share."

      SECOND: That the Amendment of the Certificate of Incorporation of the Corporation effected by this Certificate was duly authorized by the stockholders of the Corporation, after first having been declared advisable by the Board of Directors of the Corporation, all in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, BRILLIANT TECHNOLOGIES CORPORATION has caused this Certificate to be signed by its Chief Executive Officer, who hereby acknowledges under penalties of perjury that the facts herein stated are true and that this Certificate is the act and deed of the Corporation, this ___ day of ____, 2007.


                                        BRILLIANT TECHNOLOGIES CORPORATION


                                        By:  /s/ Allan Klepfisz
                                           -------------------------------------
                                             Allan Klepfisz
                                             Chief Executive Officer

PROXY                                                                      PROXY

                       SPECIAL MEETING OF STOCKHOLDERS OF
                       BRILLIANT TECHNOLOGIES CORPORATION

                                 March 13, 2007

                        THIS PROXY IS BEING SOLICITED BY
             BRILLIANT TECHNOLOGIES CORPORATION'S BOARD OF DIRECTORS

      By signing this proxy or by voting by phone or Internet as instructed, the undersigned hereby acknowledges receipt of the Notice and Proxy Statement dated March 13, 2007 in connection with the Special Meeting to be held at 10:00 a.m. on April 23, 2007 at the Ritz Carlton, 7 Raffles Avenue, Singapore, and hereby appoints Allan Klepfisz and Chai Ong and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Brilliant Technologies Corporation registered in the name provided herein which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present.

      This proxy when executed will be voted in the manner directed herein. If no direction is made this proxy will be FOR each of the proposals set forth on the reverse side.

      In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

      SEE REVERSE SIDE FOR ALL OF THE PROPOSALS. If you wish to vote in accordance with the Board of Directors recommendations, just sign on the reverse side. You need not mark any boxes.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

--------------------------------------------------------------------------------
COMPANY #
CONTROL #

There are three ways to vote your proxy.

VOTE BY PHONE--TOLL FREE-[                     ]--QUICK--EASY--IMMEDIATE
o Use any touch tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (ET) on [o], 2007.
o You will be prompted to enter you Company Number and Control Number (these numbers are located above).
o Follow the simple instructions the voice provides you.
VOTE BY INTERNET -[                     ]--QUICK--EASY--IMMEDIATE
o Use the internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (ET) on [o], 2007.
o You will be prompted to enter you Company Number and Control Number (these numbers are located above).
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage paid envelope provided or return it to Allan Klepfisz, Brilliant Technologies Corporation, 211 Madison Ave., Apt. 28B, New York, NY, 10016.

      If you vote by phone of Internet, please do not mail your proxy card
                               Please detach here

-------------------------------------------------------------------------------
1. To approve the amendment to the certificate of incorporation of Brilliant Technologies Corporation to increase the total authorized shares of common stock from 800,000,000 shares to 1,500,000,000 shares.
|_| FOR         |_| AGAINST         |_| ABSTAIN

3. To approve the postponement or adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the amendment to our certificate of incorporation.
|_|  FOR        |_| AGAINST         |_| ABSTAIN

In their discretion, to vote upon any and all other matters that may properly come before the Special Meeting.

                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT |_|


Signature of
Stockholder ____________________________________________ Date: _________________

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign full partnership name by authorized person.